Exhibit 10.13

                      SALES CONTRACT OF INDUSTRIAL PRODUCTS
                      -------------------------------------
                                                                   NO.:
                                                               SIGNED AT: Tai'an
                                                          DATE: January 15, 2003

This contract is made and entered into by and between Feicheng Longxin Materials Storage & Transportation Co., Ltd (hereinafter referred to as the Seller) and Shandong Shengda Chemical Co., Ltd (hereinafter referred to as the Buyer); whereby the Seller agree to sell and the Buyer agree to buy the commodity mentioned in this contract subject to the terms and conditions stipulated below:

Article 1: Object, Quantity, Price and Date of Delivery

NAME OF COMMODITY: Anthracite Coal

UNIT: ton

QUANTITY: 3,000

UNIT PRICE: RMB 630 yuan

TOTAL AMOUNT: RMB 1,890,000.00 (ten million, eight hundred and ninety thousand) yuan

DATE OF DELIVERY: 300 tons each month

Article 2: QUALITY STANDARD

The fixed carbon shall be more than 78%, and the heat value shall be more than 7,000 kcal;

Article 3: TERMS AND TIME LIMIT OF QUALITY ASSURANCE OF THE SELLER: The sulfur content shall be below 0.6% and the content of debris shall be less than 1%.

Article 4: SUPPLY QUANTITY REQUIREMENT: The monthly supply shall be kept in balance.

Article 5: STANDARD FOR REASONABLE WEAR AND TEAR AND COMPUTING MODE: The quantity shall be based on the weighing slip on the scale at the factory, and any losses shall be responsible for the Seller itself.



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Article 6: MEANS AND PLACE OF DELIVERY: The Buyer's coal stock.

Article 7: MODE OF TRANSPORAT AND DESTINATION AND COST ALLOCATION: The Seller shall be responsible for unloading and other expenses.


Article 8: STANDARD, METHOD, and PLACE AND TIME LIMIT OF INSPECTION: The check and acceptance will be done by the Buyer; If there is any objection, it will be put forward within two days.

Article 9: METHOD, TIME AND PLACE OF PAYMENT: Cash on Delivery and the payment shall be done on a weekly basis upon the weighing slip.

Article 10: METHOD OF SETTLING THE DISPUTE OVER THE CONTRACT:

IN THE PERFORMING OF THIS CONTRACT, IF ANY DISPUTE ARISES, THE TWO PARTIES SHALL SETTLE IT THROUGH FRIENDLY DISCUSSIONS; THE DISPUTE CAN ALSO BE MEDIATED BY THE LOCAL INDUSTRIAL AND COMMERICAL ADMINISTRATION; IF NO SETTLEMENT COMES FROM THE DISCUSSIONS OR MEDIATATIONS, THE DISPUTE SHALL BE SETTLED BY LAWSUITS THROUGH THE PEOPLE'S COURT.

Article 11: THIS CONTRACT SHALL BECOME EFFECTIVE after having been officially signed by the two parities.


THE SELLER:                                   THE BUYER:
Feicheng Longxin Materials Storage &
Transportation Co., Ltd                       Shandong Shengda Chemical Co., Ltd


 /s/ Chen Jia boa                              /s/ Chen Zhongzhi
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AUTHORISED SIGNATURE                          AUTHORISED SIGNATURE